AGREEMENT

     AGREEMENT (this "Agreement"), dated as of March 1, 1999 by and among CGA Group, Ltd. (the "Company") and each of the undersigned holders (each, a "Series A Holder" and, collectively, the "Series A Holders") of the Company's Series A Cumulative Voting Preference Shares (the "Series A Shares").

     Notwithstanding anything to the contrary set forth in (i) that certain Series A Preferred Stock Subscription Agreement, dated as of June 9, 1997, by and among the Company and each holder of the Series A Shares and (ii) the Company's Bye-Laws (the "Bye-Laws"), including, without limitation, Appendix A thereto, each Series A Holder party hereto agrees with the Company as follows. Capitalized terms used in this Agreement which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Bye-Laws (including the Appendices thereto).

1. Each Series A Holder agrees that the Company shall have the right, at any time and from time to time, to redeem any or all of such Series A Holder's Series A Shares at a redemption price equal to the Series A Preferred Stated Value per share plus dividends accrued but unpaid thereon through the date of such redemption, subject to appropriate adjustment in the event of any share split or combination with respect to such shares, payable in cash, provided that any such redemption is effected as nearly as practicable pro rata from the Series A Shares then held by all Series A Holders. For the avoidance of doubt, each Series A Holder irrevocably waives any right to receive any redemption premium or other additional amount in respect of any redemption of Series A Shares effected pursuant to this Section 1.

2. The Company hereby agrees that if the Company shall consummate at any time from and after the date hereof a public offering of shares of its Common Stock, which public offering shall have been registered with the United States Securities and Exchange Commission and shall have resulted in net proceeds to the Company of not less than $50 million, the Company shall utilize the net proceeds of such public offering to redeem Series A Shares held by the Series A Holders pursuant to Section 1 of this Agreement.

3. Each Series A Holder agrees that it will not transfer any Series A Shares held by it to any person unless and until such person agrees to become a party hereto and to be bound by the provisions hereof by executing and delivering to the Company a counterpart of this Agreement duly executed by such proposed transferee. Any purported transfer of Series A Shares by a Series A Holder signatory hereto other than in compliance with the provisions hereof shall be deemed null and void and of no force or effect whatsoever.

4. The parties hereto agree to use their respective commercially reasonable efforts to cause the Bye-Laws to be amended to incorporate the foregoing provisions of this Agreement, which efforts shall include, in the case of the Series A Holders, voting all

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shares of voting stock of the Company then held by them in favor of any such proposed amendment to the Bye-Laws.

5. This Agreement shall take effect and shall be binding upon the signatories hereto when it shall have been executed by the Company and by the holders of all of the Series A Shares issued and outstanding as of the date hereof. If this Agreement shall not have been so executed by such parties by the date of the Closing of the Rights Offering contemplated by the Offering Circular dated January 21, 1999 (as supplemented on February 5, 1999, February 12, 1999 and February 22, 1999), or April 15, 1999, whichever date is earlier, the provisions hereof shall be deemed never to have come into effect and shall be of no force or effect whatsoever. This Agreement shall be valid, binding and enforceable when executed by all parties hereto as aforesaid and shall in no way be construed as being conditional upon or, subject to, the amendments to the Bye-Laws as contemplated by Section 4 of this Agreement.

6. This Agreement may only be amended or modified by written instrument executed by the Company and Series A Holders signatory hereto who hold at the time at least 90% of the Series A Shares held by all Series A Holders signatory hereto.

7. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

8. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns in accordance with the terms hereof. Except as aforesaid, this Agreement shall not be deemed to inure to the benefit of or create any rights in favor of any person not a signatory hereto.

9. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                    CGA GROUP, LTD.

                                    By:  /s/ RICHARD A. PRICE
                                         --------------------
                                         Richard A. Price
                                         President and Chief Executive Officer

                                         Name of Series A Holder

                                         Putnam Fiduciary Trust Company on
                                         behalf of its clients listed on
                                         Attachment A

                                    By:  /s/ JOHN R. VERANI
                                         ------------------
                                    Name:    John R. Verani
                                    Title:   Senior Vice President

                                    Attachment A:
                                    -------------

                                    Putnam Fiduciary Trust Company on behalf of:
                                    Putnam High Yield Managed Trust
                                    Putnam High Yield Fixed Income Fund,
                                    LLC

                                    Name of Series A Holder

                                    Putnam Investment Management, Inc. on
                                    behalf of its clients listed on Attachment A

                                    By:  /s/ JOHN R. VERANI
                                         ------------------
                                    Name:    John R. Verani
                                    Title:   Senior Vice President

                                    Attachment A

                                    Putnam Variable Trust-Putnam VT High
                                          Yield Fund
                                    Putnam High Yield Trust

                                       3

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                                    Putnam Strategic Income Fund
                                    Putnam Funds Trust-Putnam High Yield
                                          Total Return Fund
                                    Putnam High Yield Advantage Fund
                                    Putnam Managed High Yield Trust
                                    The George Putnam Fund of Boston
                                    Putnam Income Fund
                                    Putnam Diversified Income Trust
                                    Putnam Variable Trust-Putnam Diversified
                                          Income Fund

                                    Name of Series A Holder

                                    Oppenheimer Champion Income Fund

                                    By:  /s/ DAVID NEGRI
                                         ---------------
                                    Name:    David Negri
                                    Title:   Vice President

                                    Name of Series A Holder

                                    Oppenheimer Strategic Income Fund

                                    By:  /s/ DAVID NEGRI
                                         ---------------
                                    Name:    David Negri
                                    Title:   Vice President

                                    Name of Series A Holder

                                    Oppenheimer Variable Account Funds for
                                    the account of Oppenheimer Strategic Bond
                                    Fund

                                    By:  /s/ DAVID NEGRI
                                         ---------------
                                    Name:    David Negri
                                    Title:   Vice President

                                    Name of Series A Holder

                                    Oppenheimer High Yield Fund

                                    By:  /s/ DAVID NEGRI
                                         ---------------

                                       4

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                                    Name:    David Negri
                                    Title:   Vice President

                                    Name of Series A Holder

                                    Oppenheimer Multi Sector Income Trust

                                    By:  /s/ DAVID NEGRI
                                         ---------------
                                    Name:    David Negri
                                    Title:   Vice President

                                    Name of Series A Holder

                                    Capital Reinsurance Company

                                    By:  /s/ ALAN S. ROSEMAN
                                         -------------------
                                    Name:    Alan S. Roseman
                                    Title:   SVP, General Counsel
                                               and Secretary

                                    Name of Series A Holder

                                    Pacific Life Insurance Company

                                    By:  /s/ ERIC GRITZMACHER
                                         --------------------
                                    Name: Eric Gritzmacher
                                    Title:

                                    Name of Series A Holder

                                    ACE Limited

                                    By:  /s/ DONALD KRAMER
                                         -----------------
                                    Name:    Donald Kramer
                                    Title:   Vice Chairman

                                    Name of Series A Holder

                                    Lennar Capital Services, Inc.

                                    By:  /s/ JEFFREY P. KRASNOFF
                                         -----------------------
                                    Name:    Jeffrey P. Krasnoff


                                       5

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                                    Title:   President

                                    Name of Series A Holder

                                    Mutual Discovery Fund

                                    By:  Franklin Mutual Advisers, Inc.

                                    By:  /s/ JEFFREY A. ALTMAN
                                         ---------------------
                                    Name:    Jeffrey A. Altman
                                    Title:   Senior Vice President

                                    Name of Series A Holder

                                    Mutual Qualified Fund

                                    By:  Franklin Mutual Advisers, Inc.

                                    By:  /s/ JEFFREY A. ALTMAN
                                         ---------------------
                                    Name:    Jeffrey A. Altman
                                    Title:   Senior Vice President

                                    Name of Series A Holder

                                    Third Avenue Trust on behalf of the Third
                                    Avenue Value Fund Series

                                    By:  /s/ DAVID BARSE
                                         ---------------
                                    Name:    David Barse
                                    Title:   President